UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 29, 2007

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000 — 30733 (Commission File Number)	41-1978822 (I.R.S. Employer Identification Number)

10700 Bren Road West
Minnetonka, Minnesota		55343
(Address of principal executive offices)		(Zip Code)
(952) 930-6000
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
Amendment to Credit and Guaranty Agreement
Press Release
Historical Revenue Information

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
On October 29, 2007, American Medical Systems, Inc. (“AMS”), a wholly owned subsidiary of American Medical Systems Holdings, Inc. (the “Company”), The Company, and each majority-owned domestic subsidiary of AMS, entered into a First Amendment to Credit and Guaranty Agreement (the “Amendment”) with CIT Healthcare LLC, as administrative agent (the “Agent”). The Amendment amends that certain Credit and Guaranty Agreement, dated as of July 20, 2006, entered into by and among AMS, as borrower, the Company and each then majority-owned domestic subsidiary of AMS, as guarantors, CIT Capital Securities LLC, as co-lead arranger and sole bookrunner, KeyBank National Association, as co-lead arranger and syndication agent, the Agent, as administrative agent and collateral agent, General Electric Capital Corporation, as documentation agent, and various lenders (the “Original Credit Agreement”), a copy of which was previously filed with the Securities and Exchange Commission.
Pursuant to the terms of the Amendment, certain of the financial tests and covenants provided in Section 6.8 of the Original Credit Agreement were amended and restated, including the interest coverage ratio, the total leverage ratio, the fixed charge coverage ratio, and the maximum consolidated capital expenditures.
The following table reflects the fiscal quarter ended nearest to the period where a change to the financial covenants applies:

Total Leverage Ratio
Fiscal Quarter Ending	12/31/07	3/31/08	6/30/08	9/30/08	12/31/08	3/31/09	6/30/09
Original Covenant	5.00	4.75	4.50	4.25	4.00	4.00	3.75
Amended Covenant	5.50	5.25	5.00	4.75	4.50	4.25	4.00

Interest Coverage Ratio
Fiscal Quarter Ending	12/31/07	3/31/08	9/30/08
Original Covenant	3.50	3.50	3.75
Amended Covenant	3.25	3.25	3.50

Fixed Charge Coverage Ratio
Fiscal Quarter Ending	9/30/08	12/31/08
Original Covenant	1.50	1.50
Amended Covenant	1.40	1.40

Maximum Consolidated Capital
Expenditures
Fiscal Year Ending	12/31/07
Original Limit	$15.0M
Amended Limit	$16.5M

Section 2 — Financial Information
Item 2.02. Results of Operations and Financial Condition.
On October 29, 2007, the Company issued a press release announcing results for its third quarter of fiscal year 2007. Attached hereto as Exhibit 99.1 is a copy of the Company’s press release dated October 29, 2007, announcing the Company’s results of operations. Also attached hereto as Exhibit 99.2 is updated unaudited historical revenue information for Laserscope’s urology business to include the third quarter 2007.
The information contained under this item and the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
      (a) Financial Statements of Businesses Acquired.
           Not Applicable.
      (b) Pro Forma Financial Information.
            Not Applicable.
      (c) Shell Company Transactions.
            Not Applicable.
      (d) Exhibits.

Exhibit No.	Description
10.1	First Amendment to Credit and Guaranty Agreement, dated as of October 29, 2007, by and among American Medical Systems, Inc., each of the other credit parties party thereto, including American Medical Systems Holdings, Inc., and CIT Healthcare LLC, as administrative agent (filed herewith).

99.1	Press Release dated October 29, 2007 (included herewith).

99.2	Historical Revenue Information (included herewith).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
Dated: October 29, 2007	By /s/ Mark A. Heggestad
Mark A. Heggestad
Executive Vice President and Chief Financial Officer

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
FORM 8-K
INDEX TO EXHIBITS

Exhibit No.	Description
10.1	First Amendment to Credit and Guaranty Agreement, dated as of October 29, 2007, by and among American Medical Systems, Inc., each of the other credit parties party thereto, including American Medical Systems Holdings, Inc., and CIT Healthcare LLC, as administrative agent (filed herewith).

99.1	Press Release dated October 29, 2007 (included herewith).

99.2	Historical Revenue Information (included herewith).

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